UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 900	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 23, 2025, First Financial Bancorp., an Ohio corporation (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and between the Company and Ohio Farmers Insurance Company, an Ohio insurance company (the “Seller”). Seller is the sole owner of Westfield Bancorp, Inc., an Ohio corporation (“Westfield Bancorp”), which is the sole owner of Westfield Bank, FSB, a federal savings bank (“Westfield Bank”).

Pursuant to the Purchase Agreement, the Company agreed to acquire all of the issued and outstanding equity securities of Westfield Bancorp (the “Acquisition”) in exchange for (i) 2,753,094 shares of Company common stock (the “Company Stock”), equal to $65,000,000 (the “Stock Consideration”) based on the volume weighted average price per share of Company Stock on NASDAQ for 10 consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, and (ii) a cash payment of $260,000,000 (the “Cash Consideration” and together with the Stock Consideration, the “Purchase Price”) for a total Purchase Price of $325,000,000.

The Purchase Agreement contains customary representations, warranties and covenants by each of the parties, and contains indemnification provisions related to tax matters under which the parties have agreed, subject to certain limitations, to indemnify each other against certain tax-related liabilities. The Company has also agreed to indemnify and hold harmless each present and former director of Westfield Bancorp and its subsidiaries, including Westfield Bank, for liabilities resulting from such person’s role as a director or officer of Westfield Bancorp and its subsidiaries, including Westfield Bank. The Company shall maintain directors’ and officers’ liability insurance for such directors and officers for a period of six years after the effective time of the Acquisition.

The closing of the Acquisition is subject to customary conditions, including, among others, (i) receipt of required regulatory approvals; (ii) the absence of any governmental order that restrains, prevents or materially alters the transactions contemplated by the Purchase Agreement; (iii) the accuracy of the parties’ representations and warranties contained in the Purchase Agreement (subject to certain qualifications); and (iv) the parties’ material compliance with the covenants and agreements in the Purchase Agreement. Additionally, at the closing of the Acquisition, the Seller shall deliver an executed copy of a registration rights agreement, as described below. The Company expects the Acquisition to close in the fourth quarter of 2025.

    The Purchase Agreement also contains customary pre-closing covenants, including the obligation of the Seller to cause Westfield Bancorp and its subsidiaries, including Westfield Bank, to conduct its business in all material respects in the ordinary course and to refrain from taking certain specified actions without the consent of the Company. The Company shall also refrain from taking certain specified actions without the consent of the Seller.

The Purchase Agreement is terminable at any time prior to closing by mutual consent of the parties and in the following limited circumstances: (i) by mutual agreement of the Company and the Seller; (ii) by either the Company or the Seller, if the other party has not satisfied their respective closing conditions as of one year from the date of the Agreement and the failure of satisfying such closing condition has not been waived, except that either party may extend this one year period for an additional three months if such failure to satisfy the closing conditions is a result of the failure to obtain any necessary governmental or regulatory approvals; (iii) if any court or governmental authority takes any action enjoining or prohibiting any of the transactions contemplated by the Purchase Agreement; (iv) by either party if any governmental authority required to approve the transactions contemplated by the Purchase Agreement has denied such approval; (v) by the Company if there is an uncured (within 30 days of written notice) material breach by the Seller or Westfield Bancorp that would result in the failure of a closing condition; or (vi) by the Seller if there is an uncured (within 30 days of written notice) material breach by the Company that would result in the failure of a closing condition.

At the closing of the Acquisition, the Seller shall have delivered an executed version of a reasonable and customary registration rights agreement with respect to the registration for resale of all of the Stock Consideration to be issued pursuant to the Purchase Agreement (the “Registrable Securities”), which shall include customary rights for the Seller to effect sales of such Registrable Securities pursuant to an automatic shelf registration statement pursuant to Rule 405 under the Securities Act on Form S-3.

The foregoing description of the Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company will issue the Stock Consideration in the Acquisition to persons who are “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The offering and sale of Stock Consideration in the Acquisition is being made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act.

Item 7.01    Regulation FD Disclosure.

On June 23, 2025, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The executive officers of the Company intend to use the materials filed herewith, in whole or in part, in one or more meetings with investors and analysts. A copy of the investor presentation is attached hereto as Exhibit 99.2.

The Company does not intend for this Item 7.01, Exhibit 99.1 or Exhibit 99.2 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Acquisition, which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to the Company’s Report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes will differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by the Company with the SEC, risks and uncertainties for the Company include, but are not limited to, the failure to satisfy conditions to completion of the Acquisition, including receipt of required regulatory and other approvals and the failure of the Acquisition to close for any other reason. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*	Stock Purchase Agreement by and between First Financial Bancorp. and Ohio Farmers Insurance Company, dated as of June 23, 2025
99.1	First Financial Bancorp. Press Release, dated June 23, 2025
99.2	First Financial Bancorp. Investor Presentation, dated June 23, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

*Schedules to the Stock Purchase Agreement have been omitted. A copy of any omitted schedule will be furnished supplementally to the SEC upon its request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Karen B. Woods
Karen B. Woods
General Counsel

Date:	June 23, 2025